UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2015

Fundamental Emerging Markets Equity Funds
Asia Equity
Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental

Emerging Markets Equity Funds

■	ASIA EQUITY

■	EMERGING MARKETS EQUITY

■	N-11 EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	27

Financial Statements	36

Financial Highlights	40

Notes to Financial Statements	46

Report of Independent Registered Public Accounting Firm	61

Other Information	62

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers (excluding Japanese issuers). The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because of its exposure to Asian issuers, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events that may occur in Asian countries. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Because the Fund may invest heavily in specific sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting such sectors. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs N-11 Equity Fund invests primarily in a portfolio of equity investments that are tied economically to the “N-11 countries” or in issuers that participate in the markets of the following N-11 countries: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. While Iran is among the N-11 countries, the Fund will not invest in issuers organized under the laws of Iran, or domiciled in Iran, or in certain other issuers as necessary to comply with U.S. economic sanctions against Iran. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to the N-11 countries, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events that may occur in those countries. The N-11 countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in these countries are magnified. Because the Fund may invest heavily in specific sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting such sectors. The Fund may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Fund’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

invest a larger percentage of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India and Australia, focuses on long- term business and management quality

■	Proprietary, bottom-up research is the key driver of our investment process

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

■	The decision-making process includes active participation in frequent and regular research meetings

■	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■	Security selections are aligned with levels of investment conviction and risk-adjusted upside

■	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

■	Access to markets across emerging markets

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Emerging

Markets Equity Funds

Market Review

Emerging markets equities declined during the 12-month period ended October 31, 2015 (the “Reporting Period”). The MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “MSCI® EM Index”) posted a return of -14.53%.* Emerging markets equities lagged developed markets equities, as measured by the MSCI® Europe, Australasia, Far East (EAFE) Index. Weakness in emerging market equities for most of the Reporting Period reflected concerns about slowing economic growth, particularly in China, and the impact of weak commodity prices, particularly the sharp decline in oil prices.

During the Reporting Period, China’s Gross Domestic Product (“GDP”) growth slowed to less than 7%, down from 7.3% for calendar year 2014, while many other economic indicators similarly deteriorated. However, the Chinese central bank took a number of steps toward easing its monetary policy during the Reporting Period, including cutting its interest rates six times and making several reductions to its reserve requirement ratio. (The reserve requirement ratio is the portion, expressed as a percent, of depositors’ balances banks must have on hand as cash. This is a requirement determined by a country’s central bank. The reserve ratio affects the money supply in a country.)

Still, it appears that the fear of slower economic growth in China rippled through many other emerging markets. Even the International Monetary Fund warned of slower economic growth for 2016, noting the slower growth rates in many emerging economies and the possibility of prolonged weak commodity prices. Brazil’s economic outlook, for example, persistently deteriorated, leading independent ratings agency Standard & Poor’s Ratings Services to cut the country’s sovereign debt rating to below investment grade.

Global equity market volatility heated up during the summer of 2015 and affected emerging market equity performance. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Further weakening of Chinese economic data and the devaluation of its renminbi weighed on stock markets around the globe.

Slower economic growth in China also led to concerns about the demand for many commodities, including oil. The international Brent crude oil benchmark price fell rather steadily from a high of $115 per barrel in June 2014 to a low of $47 per barrel in January 2015 before rebounding to more than $65 per barrel at the beginning of May 2015 and then stabilizing at slightly less than $50 per barrel for much of the summer and fall of 2015. As a result, the energy sector declined significantly during the Reporting Period. Other commodity prices also weakened, which pressured the materials sector to double-digit negative returns as well during the Reporting Period.

Health care and information technology were the best performing sectors in the MSCI® EM Index during the Reporting Period in part due to robust merger and acquisition activity, though each still posted negative absolute returns.

Regionally, much of Latin America and Central and Eastern Europe notably underperformed the MSCI® EM Index during the Reporting Period. Big commodity-exporting countries such as Brazil were severely impacted by the low commodity prices. Asia, led by China, outperformed the MSCI® EM Index during the Reporting Period.

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

From a country perspective, Hungary was by a wide margin the best performing individual country constituent of the MSCI® EM Index for the Reporting Period overall and the only one to post a positive absolute return. China, the Philippines, South Korea, India and Taiwan also notably outpaced the MSCI® EM Index during the Reporting Period. Conversely, Greece, Brazil, Colombia, Malaysia and Poland were the weakest individual country constituents of the MSCI® EM Index during the Reporting Period.

Looking Ahead

In our view, emerging market equities could finish 2015 with modest gains. First and foremost, we were enthusiastic at the end of the Reporting Period about opportunities at the stock level in many markets that had sold off broadly in the environment of uncertainty and volatility that persisted through much of the summer and early fall of 2015. Furthermore, we believe the effects of the transitions in China’s economy and in energy markets may vary widely by region and by sector. Lastly, in an ongoing era of low interest rates and low commodity prices, we believe equities are still attractive versus bonds, cash and commodities.

We recognize that slower economic growth in China and lower commodity prices are likely a net negative for the Asian regional economy and for much of the emerging markets. Many companies with business models built around Chinese growth may have to change. Outside of Asia, we believe the outlook also remains weak, largely due to commodity prices. Some countries, such as India, could benefit from lower energy prices, lower inflation, less dependence on exports and ongoing reforms to drive their economies. We believe several stock markets have begun to reflect these economic challenges. Indeed, the dramatic resetting of equity prices in the emerging markets is increasing our interest in many stocks and markets, even as those economies face continued challenges. Furthermore, in our view, we continue to find bottom-up opportunities across most markets, often seeking to take advantage of our ability to invest in less-researched areas of the market, including smaller-cap equities and out-of-benchmark stocks.

Uncertainty and volatility can induce near-term market reactions and distortions, sometimes based on technical factors rather than on fundamentals. We believe that the ability to spot these situations and act on them can provide active managers with good long-term opportunities. We believe being well-informed and nimble allows us to initiate or add to positions and enhance the quality of our Funds’ portfolios during these events. In our view, a prudent strategy for investing in volatile times is to mobilize all of the information and resources available to us — from our trading desk to global chief executive officers to our colleagues in fixed income and other markets — to seek to turn temporary technical distortions into long-term value for our shareholders.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 1.20%, 0.43%, 1.60% and 1.46%, respectively. These returns compare to the -7.24% average annual total return of the Fund’s benchmark, the MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, effective stock selection in South Korea, China and India contributed most positively. Stock selection in Indonesia and the Philippines detracted from the Fund’s relative results during the Reporting Period. Having an underweighted allocation to Hong Kong, which outpaced the Index during the Reporting Period, also dampened relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Kweichow Moutai, Amorepacific and Sino Biopharmaceutical.

Kweichow Moutai, the largest hard liquor company in China, positioned at the premium end of the market, was a new holding for the Fund during the Reporting Period and the top individual contributor to the Fund’s relative results. We initiated the position, as we believe its valuation at the time of purchase was at a significant discount to its domestic and international peers, and we see re-rating potential largely driven by sequential earnings improvement, enforcement of the A-H shares through-train[1], and the ongoing state-owned enterprise reform process. (Re-rating is when the market changes its view of a company sufficiently to make calculation ratios, such as its price/earnings ratio, substantially higher or lower.) Given its strong brand equity and scarcity in supply, we believe that Kweichow Moutai may command higher margins versus its peers. It is the only brand that has been able to uphold its ex-factory price during the last two years, while others were forced to cut prices amid a downturn in the liquor sector. Kweichow Moutai reported healthy earnings during the Reporting Period. We believe many investors were also drawn to the company’s historically defensive nature during spans of market volatility, as demonstrated by its strong performance during the particularly volatile second quarter of 2015 in the China onshore equity market.

Another significant positive contributor was Amorepacific, a leading cosmetics company in South Korea with approximately 30 brands across cosmetics, personal care and health care. The company, a newly established position for the Fund during the Reporting Period, has been gaining both market and mind share in China against competitors, such as L’Oreal and Estee Lauder, perhaps due to its positioning as an Asian brand catering to the Asian demographic’s needs.

[1]	The A-H shares through-train refers to the Shanghai-Hong Kong Stock Connect, a pilot program for establishing mutual stock market access between Mainland China and Hong Kong, announced in April 2014 by Premier Li Keqiang at the Boao Forum for Asia and officially launched in November 2014. The new cross-border investment channel enables individual investors from Hong Kong and overseas to invest directly in designated securities listed on the Shanghai Stock Exchange and domestic investors from Mainland China to invest directly in designated securities listed on the Stock Exchange of Hong Kong, through their respective local brokers for the first time. A shares refers to shares issued by companies incorporated in Mainland China. They are listed on the Shanghai and Shenzhen Stock Exchanges and quoted in renminbi. They are not listed on the Hong Kong Stock Exchange. H shares refers to shares issued by companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange.

PORTFOLIO RESULTS

(Mind share is the amount of consumer awareness or popularity surrounding a particular product, service or company compared to its competitors.) Furthermore, it has been gaining momentum toward robust revenue growth and margin expansion after successful channel and brand restructuring in both South Korea and China. We believe Amorepacific has significant multi-year growth potential given improving brand awareness in China and further expansion potential into the Southeast Asian market.

Sino Biopharmaceutical is one of the largest pharmaceutical producers with a diversified product portfolio and, in our view, strong research and development capabilities. The company develops drugs for the treatment of ophthalmia, hepatitis and modernized Chinese medicine. During the Reporting Period, the company was able to offset price reductions with significant volume gains. At the end of the Reporting Period, we expected the company’s sales performance to remain solid, mainly driven by volume upside of its major hepatitis drug and by a rapid ramp-up of newly launched drugs.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Hong Kong-based casino and hotel operator Galaxy Entertainment Group, South Korean electronics equipment and products manufacturer Samsung Electronics and Chinese web services company Baidu.com.

Galaxy Entertainment Group, which operates casino, hotel and other entertainment facilities in Macau, detracted most from the Fund’s results. It underperformed the Index during the Reporting Period on a murky outlook for the overall gaming industry in Macau amid a continuing anti-corruption campaign in China. At the end of the Reporting Period, we still considered the company to be better positioned than many of its peers to defend and compete for market share, especially given its new casino opening in the Cotai area.

Samsung Electronics, the world’s largest smartphone manufacturer, performed strongly during the Reporting Period despite facing a slump in operating margins. Its management guided the company to strong earnings, and the market priced in strong Dynamic Random Access Memory (“DRAM”) growth. As positive analyst sentiment provided a catalyst to the stock’s performance, the Fund’s underweight position in Samsung Electronics’ stock caused it to be a top detractor from relative results.

Baidu.com, which offers many services, including a Chinese language search engine for websites, audio files and images, detracted from the Fund’s results. The company was part of the slowdown experienced by Chinese Internet companies broadly. Baidu was also hurt by rising costs as a result of new business expansion. We sold the Fund’s position in Baidu by the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the Index were consumer staples, consumer discretionary and industrials, where stock selection in each boosted relative results. Having an overweighted allocation to consumer staples, which outpaced the Index during the Reporting Period, also added value. In consumer staples, the Fund’s holding in Kweichow Moutai, mentioned earlier, was the strongest positive contributor. In consumer discretionary, a position in Anta Sports Products was an outstanding performer. Anta Sports Products is engaged in manufacturing, trading and distribution of branded sporting goods, including footwear, apparel and accessories, in China. In industrials, the Fund’s position in Samsung C&T, a South Korean trading company that imports and exports electronics, chemicals, metals and semiconductors, was the strongest positive contributor.

The only detractor from the Fund’s relative results during the Reporting Period from a sector perspective was information technology, wherein both stock selection and positioning hurt performance. Within the sector, the Fund’s position in Samsung Electronics, mentioned earlier, disappointed most.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchases already mentioned, we initiated a Fund position in the South Korea-based LG Chemical of the materials sector. LG Chemical is the largest South Korean chemical company and manufactures petrochemicals, information technology and electronic materials and energy solution materials. We subsequently added to the position on the back of brisk profitability results for its chemical business and resiliency in chemicals demand in the third

PORTFOLIO RESULTS

quarter of 2015. Furthermore, we believe LG Chemical could benefit from potential strong growth in electric vehicle battery sales, especially given China’s government policy to foster the electric vehicle industry, as well as from corporate innovation and increasing consumer demand.

Within the consumer staples sector, we established a Fund position in Nongshim. Nongshim is the largest producer in South Korea of processed foods, such as instant noodles. During the Reporting Period, we initiated a position in its stock because we believe the company is set to benefit from further penetration of its premium segment, average selling price hikes, and cost savings from low packing costs as a result of the lower oil price.

In addition to those sales already mentioned, we exited the Fund’s position in CJ CheilJedang, a South Korean processed food, pharmaceuticals and household products manufacturing firm. We exited the Fund’s position in CJ CheilJedang due to our concerns surrounding its biochemical business. Further, the company was involved in merger talks, which could pave the way for much-needed consolidation within the industry. However, the breakdown of these talks could adversely impact the company’s competitive position.

We sold the Fund’s position in China Cinda Asset Management (H-shares) (“CINDA”), a Chinese asset management firm in the financials sector. With authorities appearing slow to tackle non-performing loans (“NPLs”) within the banking industry, incremental bad debt formation is accelerating, which is forcing the government to address the issue with the intention of spreading out the risk across the broader capital market. In our view, this may require CINDA to pay competitive costs under the new environment. Although we still believe that “bad banks” will play a leading role in absorbing the system’s NPLs, they are now faced with a trickier situation, where return on invested capital will likely be much less clear than before.

Q	Were there any notable changes in the Fund’s weightings during weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to consumer staples, financials, consumer discretionary and energy increased, and its allocations to information technology, utilities and materials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, the Fund’s allocations to China, Malaysia and Indonesia increased, and its exposure to India, South Korea and the Philippines decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to China compared to the Index. On the same date, the Fund had underweighted exposure relative to the Index to Hong Kong, Singapore, Taiwan, Malaysia and South Korea and had rather neutral exposure relative to the Index in Indonesia, India, Thailand and the Philippines.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary, consumer staples and health care sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the financials, information technology, utilities, telecommunication services and energy sectors and was relatively neutrally weighted compared to the Index in materials and industrials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Asia Equity Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	MSCI® AC (All Country) Asia ex-Japan Index[2]
Class A	1.20%	-7.24%
Class C	0.43	-7.24
Institutional	1.60	-7.24
Class IR	1.46	-7.24

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® All Country (AC) Asia ex-Japan Index (Net, USD, Hedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex-Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. This index is net of dividends re-invested after deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-9.59%	-0.14%	3.63%	1.91%	7/08/94
Class C	-6.00	0.23	3.43	1.08	8/15/97
Institutional	-3.88	1.40	4.64	1.94	2/02/96
Class IR	-4.07	N/A	N/A	-2.22	2/28/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.72%	2.23%
Class C	2.47	2.99
Institutional	1.31	1.86
Class IR	1.44	1.99

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business	Country
AIA Group Ltd.	4.4%	Insurance	Hong Kong
Tencent Holdings Ltd.	4.0	Software & Services	China
LG Chem Ltd.	3.3	Materials	South Korea
NongShim Co. Ltd.	3.3	Food, Beverage & Tobacco	South Korea
IMAX China Holding, Inc.	3.1	Media	Hong Kong
ANTA Sports Products Ltd.	3.0	Consumer Durables & Apparel	China
Sino Biopharmaceutical Ltd.	3.0	Pharmaceuticals, Biotechnology & Life Sciences	Hong Kong
Ping An Insurance Group Co. of China Ltd. Class H	2.7	Insurance	China
China Mobile Ltd.	2.5	Telecommunication Services	Hong Kong
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5	Semiconductors & Semiconductor Equipment	Taiwan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on November 1, 2005 in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Asia Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 8, 1994)
Excluding sales charges	1.20%	1.72%	5.67%	2.48%
Including sales charges	-4.38%	0.58%	5.07%	2.20%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.43%	0.96%	4.87%	1.43%
Including contingent deferred sales charges	-0.57%	0.96%	4.87%	1.43%

Institutional (Commenced February 2, 1996)	1.60%	2.13%	6.09%	2.26%

Class IR (Commenced February 28, 2014)	1.46%	N/A	N/A	1.65%

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective as of the close of business on October 23, 2015, the Goldman Sachs BRIC Fund was merged into the Goldman Sachs Emerging Markets Equity Fund. The reorganization was recommended by Goldman Sachs Asset Management International in connection with an effort to optimize the Goldman Sachs Funds and eliminate overlapping products. The Goldman Sachs Emerging Markets Equity Fund (the “Fund”) acquired all of the assets of the Goldman Sachs BRIC Fund — which totaled approximately $103.2 million as of October 23, 2015 (the last traded day of the Goldman Sachs BRIC Fund) — and the Goldman Sachs BRIC Fund was subsequently liquidated and shareholders of the Goldman Sachs BRIC Fund became shareholders of the Fund. Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -7.81%, -8.52%, -7.49%, -7.93% and -7.62%, respectively. These returns compare to the -14.53% average annual total return of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -5.86%. This return compares to the -5.49% cumulative total return of the Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund’s absolute returns were disappointing, the Fund outperformed the Index on a relative basis during the Reporting Period. Effective stock selection in India, South Korea and China benefited the Fund’s performance most. Such positive contributors were only partially offset by the detracting effect of weak stock selection in Peru and of having an overweighted allocation to Colombia, which significantly underperformed the Index during the Reporting Period. Having exposure to Georgia, which is not a component of the Index and which significantly underperformed the Index, also hurt performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Samsung C&T, Unifin Financiera and Kweichow Moutai.

Samsung C&T is a South Korea-based company engaged in construction and trading businesses worldwide. A new purchase for the Fund during the Reporting Period, the company underperformed the Index on concerns about its ongoing restructuring exercise, and thus the Fund’s underweight position in its stock contributed positively to relative returns. That said, we sold the Fund’s position in Samsung C&T by the end of the Reporting Period.

Unifin Financiera, a new purchase for the Fund during the Reporting Period, is a leading independent leasing company in Mexico that services a segment of the market underserved by the regular banking systems, namely small and medium enterprises. The company has been working to strengthen its franchise by opening regional offices in order to be exposed to what it considers to be the most promising regional markets and by promoting cross-selling in its underpenetrated client base. The company deployed the additional capital raised during its Initial Public Offering and reported strong earnings during the Reporting Period. We believe the company also benefited from better than expected demand for its services.

PORTFOLIO RESULTS

Kweichow Moutai, the largest hard liquor company in China, positioned at the premium end of the market, was a new holding for the Fund during the Reporting Period and a top individual contributor to the Fund’s relative results. We initiated the position, as we believe its valuation at the time of purchase was at a significant discount to its domestic and international peers, and we see re-rating potential largely driven by sequential earnings improvement, enforcement of the A-H shares through-train[1], and the ongoing state-owned enterprise reform process. (Re-rating is when the market changes its view of a company sufficiently to make calculation ratios, such as its price/earnings ratio, substantially higher or lower.) Given its strong brand equity and scarcity in supply, we believe that Kweichow Moutai may command higher margins versus its peers. It is the only brand that has been able to uphold its ex-factory price during the last two years, while others were forced to cut prices amid a downturn in the liquor sector. Kweichow Moutai reported healthy earnings during the Reporting Period. We believe many investors were also drawn to the company’s historically defensive nature during spans of market volatility, as demonstrated by its strong performance during the particularly volatile second quarter of 2015 in the China onshore equity market.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Samsung Electronics, BB Seguridade Participacoes and Sberbank.

South Korean electronics equipment and products manufacturer Samsung Electronics is the world’s largest smartphone manufacturer. The company performed strongly during the Reporting Period despite facing a slump in operating margins. Its management guided the company to strong earnings, and the market priced in strong Dynamic Random Access Memory (“DRAM”) growth. As positive analyst sentiment provided a catalyst to the stock’s

[1]	The A-H shares through-train refers to the Shanghai-Hong Kong Stock Connect, a pilot program for establishing mutual stock market access between Mainland China and Hong Kong, announced in April 2014 by Premier Li Keqiang at the Boao Forum for Asia and officially launched in November 2014. The new cross-border investment channel enables individual investors from Hong Kong and overseas to invest directly in designated securities listed on the Shanghai Stock Exchange and domestic investors from Mainland China to invest directly in designated securities listed on the Stock Exchange of Hong Kong, through their respective local brokers for the first time. A shares refers to shares issued by companies incorporated in Mainland China. They are listed on the Shanghai and Shenzhen Stock Exchanges and quoted in renminbi. They are not listed on the Hong Kong Stock Exchange. H shares refers to shares issued by companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange.

performance, the Fund’s underweight position in Samsung Electronics’ stock caused it to be a top detractor from relative results.

BB Seguridade Participacoes, a Brazilian insurance and brokerage holding company, is a widely held stock, especially among foreign investors. As such, we believe its stock was disproportionately impacted by the sell-off triggered by the downgrade of Brazil to below investment grade by independent ratings agency Standard & Poor’s Ratings Services.

The Fund’s holding in Sberbank detracted from the Fund’s relative results during the Reporting Period as well. Russia’s largest bank was weighed down by the continued impact of sanctions on the nation, prompting us to eliminate the Fund’s position during the first half of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the consumer staples and industrials sectors contributed most positively to the Fund’s performance. Having an underweighted allocation to energy, which significantly underperformed the Index during the Reporting Period, also added value. In consumer staples, the Fund’s holding in Kweichow Moutai, already mentioned, was the strongest contributor. In industrials, the Fund’s position in Samsung C&T, also already mentioned, was an outstanding performer. Notably, the Fund’s holding in Gazprom, the largest extractor of natural gas in the world, boosted Fund results within the energy sector.

Conversely, weak stock selection in information technology and materials detracted most from the Fund’s relative results during the Reporting Period. Having an overweighted allocation to financials, which underperformed the Index during the Reporting Period, also hurt. In information technology, the Fund’s position in Samsung Electronics, already mentioned, was the largest detractor from relative returns. In materials, the Fund’s position in Petra Diamonds, a diamond mining group focused on the exploration and mining of diamonds in Africa, was the biggest disappointment. In financials, the Fund’s position in BB Seguridade Participacoes, already mentioned, detracted most from returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity-linked notes and participatory notes to gain exposure to select

PORTFOLIO RESULTS

stocks. The use of these derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a Fund position in Hong Kong Exchanges & Clearing (“HKEx”). HKEx is the main market operator for securities and derivatives trading and clearing in Hong Kong. The stock exchange is a near-monopoly business with little current or potential competition in its home market. China’s equity market is still under-developed on a comparative global basis, and thus we believe there is still room for structural development, in terms of better breadth and depth of the market, that may benefit HKEx over time.

Within the consumer staples sector, we established a Fund position in Nongshim. Nongshim is the largest producer in South Korea of processed foods, such as instant noodles. During the Reporting Period, we initiated a position in its stock because we believe the company is set to benefit from further penetration of its premium segment, average selling price hikes, and cost savings from low packing costs as a result of the lower oil price.

In addition to those sales already mentioned, we exited the Fund’s position in Hanjin Kal within the South Korean industrials sector. Hanjin Kal is a holding company with subsidiaries in the South Korean travel industry, including airline, hotel, travel-related services and real estate. We believe Hanjin Kal has been a direct beneficiary of strong tourism in South Korea, and its stock significantly outperformed the Index during the first half of the Reporting Period. We decided to sell the Fund’s position, taking profits, as its valuation began to seem expensive, in our view, relative to other opportunities in this sector.

Within the information technology sector, we eliminated the Fund’s position in China’s e-commerce retailing giant Alibaba Group. We exited the position due to the slowdown of gross merchandise value (“GMV”) growth and the decline of its market share. Given these factors, we believe Alibaba Group was trading at a premium to the market and also to most of its peers. Considering that the Fund already had a robust weighting in e-commerce companies and our view that Alibaba Group had less upside potential than some of its peers — along with uncertainty on GMV growth, we decided to sell the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to financials, consumer staples, consumer discretionary and health care increased, and its allocations relative to the Index to information technology, industrials, materials and utilities decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in China and Greece increased, and its allocations relative to the Index to India, the Philippines, Thailand and Russia decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India, Indonesia and Peru and underweighted exposures to South Africa, Taiwan, South Korea and Malaysia relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index and had exposure to several equity markets that are not components of the Index, including Singapore, Georgia and Vietnam.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary, health care, financials and consumer staples at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the energy, materials, information technology, utilities and industrials sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Emerging Markets Equity Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]
Class A	-7.81%	-14.53%
Class C	-8.52	-14.53
Institutional	-7.49	-14.53
Service	-7.93	-14.53
Class IR	-7.62	-14.53

July 31, 2015–October 31, 2015
Class R6	-5.86%	-5.49%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2, 2014 the MSCI® Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-17.38%	-3.46%	2.40%	5.02%	12/15/97
Class C	-14.06	-3.10	2.21	4.67	12/15/97
Institutional	-12.25	-1.98	3.39	5.88	12/15/97
Service	-12.69	-2.47	2.88	5.24	12/15/97
Class IR	-12.34	-2.13	N/A	-0.06	8/31/10
Class R6	N/A	N/A	N/A	-11.12	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.64%	1.94%
Class C	2.40	2.69
Institutional	1.24	1.54
Service	1.75	2.04
Class IR	1.40	1.69
Class R6	1.22	1.52

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business	Country
iShares MSCI South Korea Capped ETF	4.8%	Exchange Traded Fund	United States
Tencent Holdings Ltd.	3.9	Software & Services	China
Taiwan Semiconductor Manufacturing Co. Ltd.	3.0	Semiconductors & Semiconductor Equipment	Taiwan
PChome Online, Inc.	2.3	Software & Services	Taiwan
PT Bank Central Asia Tbk	2.1	Banks	Indonesia
Hong Kong Exchanges and Clearing Ltd.	2.1	Diversified Financials	Hong Kong
NongShim Co. Ltd.	2.0	Food, Beverage & Tobacco	South Korea
iShares China Large-Cap ETF	2.0	Exchange Traded Fund	United States
Sino Biopharmaceutical Ltd.	1.9	Pharmaceuticals, Biotechnology & Life Sciences	Hong Kong
Cognizant Technology Solutions Corp. Class A	1.9	Software & Services	United States

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on November 1, 2005 in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Gross, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1997)
Excluding sales charges	-7.81%	-1.87%	4.28%	5.66%
Including sales charges	-12.88%	-2.97%	3.69%	5.33%

Class C (Commenced December 15, 1997)
Excluding contingent deferred sales charges	-8.52%	-2.59%	3.49%	4.99%
Including contingent deferred sales charges	-9.44%	-2.59%	3.49%	4.99%

Institutional (Commenced December 15, 1997)	-7.49%	-1.48%	4.69%	6.20%

Service (Commenced December 15, 1997)	-7.93%	-1.97%	4.17%	5.55%

Class IR (Commenced August 31, 2010)	-7.62%	-1.65%	N/A	1.05%

Class R6 (Commenced July 31, 2015)(a)	N/A	N/A	N/A	-5.86%

(a)	Total return for periods of less than one year represent cumulative total returns.

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -17.68%, -18.29%, -17.34% and -17.45%, respectively. These returns compare to the -16.55% average annual total return of the Fund’s benchmark, the MSCI® GDP Weighted Next 11 ex-Iran Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period. The Fund’s stock selection in Nigeria, Pakistan and the Philippines detracted most. Such detractors were only partially offset by the positive contributions of effective stock selection in Turkey and South Korea. Having an underweighted allocation to Indonesia, which significantly underperformed the Index during the Reporting Period, also helped.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in SK Hynix, Samsung Electronics and Oil & Gas Development Company (“OGDC”).

SK Hynix, the world’s second-largest memory chipmaker, was the largest detractor from the Fund’s results during the Reporting Period. Its stock underperformed as increased competitive pressures impacted its medium-term growth outlook.

Samsung Electronics, the world’s largest smartphone manufacturer, performed strongly during the Reporting Period despite facing a slump in operating margins. Its management guided to strong earnings, and the market priced in strong Dynamic Random Access Memory (“DRAM”) growth. As positive analyst sentiment provided a catalyst to the stock’s performance, the Fund’s underweight position in Samsung Electronics’ stock caused it to be a top detractor from relative results.

OGDC, a Pakistani multi-national oil and gas company, suffered as a result of low oil prices in 2015 and from disappointing production growth. In addition, the company’s drilling activity and reserve additions were both lower than its initial guidance. In an attempt to protect its balance sheet in the face of lower oil prices, the company lowered its dividends, which was also disappointing to the market.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Amorepacific, Hanssem and Global Telecom Holding.

Amorepacific, a leading cosmetics company in South Korea with approximately 30 brands across cosmetics, personal care and health care, was the top positive contributor to the Fund’s relative results during the Reporting Period. The company, a newly established position for the Fund during the Reporting Period, has been gaining both market and mind share in China against competitors, such as L’Oreal and Estee Lauder, perhaps due to its positioning as an Asian brand catering to the Asian demographic’s needs. (Mind share is the amount of consumer awareness or popularity surrounding a particular product, service or company compared to its competitors.) Furthermore, it has been gaining momentum toward robust revenue growth and margin expansion after successful channel and brand restructuring in both South Korea and China. We believe Amorepacific has significant multi-year growth potential

PORTFOLIO RESULTS

given improving brand awareness in China and further expansion potential into the Southeast Asian market.

Hanssem is a domestic furniture company based in South Korea and has been the main consolidator of a fragmented furniture market in the country. During the Reporting Period, Hanssem benefited from strong top-line, or revenue, growth. The company also remained an industry leader in terms of earnings growth and return on equity, supporting our positive view of its prospects ahead. At the end of the Reporting Period, the company expected its growth story to remain effective, backed by swift sales growth in new product categories.

Global Telecom Holding is an international telecommunications company operating global system for mobile (“GSM”) communications networks in the Middle East, Africa, Canada and Asia. Its stock underperformed during the Reporting Period, mainly due to market concerns about a Vimpelcom loan and the nature of the loan’s terms. (Vimpelcom is a controlling shareholder in the company.) At a 12.5% U.S. dollar interest rate, the market saw the loan as onerous and appeared to believe that minority shareholders were being treated unfairly. As the Fund was underweight Global Telecom Holding and its stock underperformed, it proved to be a strong positive contributor to relative results. That said, we sold the Fund’s position in Global Telecom Holding by the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection within the energy, information technology and industrials sectors detracted most from the Fund’s performance during the Reporting Period. Having an underweighted allocation to information technology, which outpaced the Index during the Reporting Period, also hurt performance. A notable individual driver of underperformance in the energy sector was a holding in OGDC, already mentioned. In information technology, the Fund’s position in SK Hynix, already mentioned, hurt performance most. In industrials, the Fund’s position in Alliance Global dampened results most. Alliance Global is one of the largest companies based in the Philippines, with business activities spanning the food and beverage industry, gambling and real estate development.

Conversely, strong stock selection within consumer staples, financials and consumer discretionary contributed most positively to the Fund’s performance. In consumer staples, the Fund’s position in Amorepacific, already mentioned, was the largest positive contributor to results. In financials, the Fund’s position in Unifin Financiera, the leading independent leasing company in Mexico, was the strongest individual performer. In consumer discretionary, the Fund’s holding in Hanssem, already mentioned, was an outstanding performer.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through equity-linked notes and participatory notes.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to Amorepacific, already mentioned, we initiated a Fund position in Sampoerna, an Indonesian tobacco company within the consumer staples sector. We liked the stock because the company maintains a monopolistic position, controlling approximately 34% of the Indonesian tobacco market.

In addition to the sale of Global Telecom Holding, mentioned earlier, we exited the Fund’s position in Grupo Financiero Banorte, one of the four largest commercial banks of Mexico, as measured by assets and loans, and the largest retirement fund administrator in the country. We sold the position because we considered its valuation to be rich and believed the reform implementation in Mexico to have been slower than expected amidst disappointing oil production.

We eliminated the Fund’s position in Turkiye Is Bankasi, a Turkish bank, during the Reporting Period. We opted to maintain the Fund’s positions in Akbank and in Turkiye Garanti Bankasi, which we felt looked more attractive in terms of risk/return.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to consumer staples, financials and health care increased, and its allocations relative to the Index to materials, information technology, industrials, telecommunication services and utilities decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s

PORTFOLIO RESULTS

allocation relative to the Index to Vietnam, Pakistan and Bangladesh modestly increased, and its exposure relative to the Index in South Korea, Mexico and Nigeria modestly decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was relatively neutrally weighted to the Index in all of the country components of the Index, with the exception of South Korea, where the Fund held an underweight relative to the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer staples, financials and health care at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the industrials, materials, information technology, telecommunication services, energy and utilities sectors and rather neutral positions relative to the Index in the consumer discretionary sector at the end the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

N-11 Equity Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	MSCI® GDP Weighted Next 11 ex Iran Index[2]
Class A	-17.68%	-16.55%
Class C	-18.29	-16.55
Institutional	-17.34	-16.55
Class IR	-17.45	-16.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Next 11 ex-Iran GDP Weighted Index (Net, Unhedged, USD) comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Since Inception	Inception Date
Class A	-27.45%	-4.00%	2/28/11
Class C	-24.61	-3.56	2/28/11
Institutional	-22.96	-2.44	2/28/11
Class IR	-23.00	-2.57	2/28/11

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.73%	2.07%
Class C	2.48	2.82
Institutional	1.33	1.67
Class IR	1.48	1.81

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business	Country

Samsung Electronics Co. Ltd.	5.5%	Technology Hardware & Equipment	South Korea
PT Bank Central Asia Tbk	3.8	Banks	Indonesia
America Movil SAB de CV Class L ADR	3.7	Telecommunication Services	Mexico
BIM Birlesik Magazalar AS	3.0	Food & Staples Retailing	Turkey
Commercial International Bank Egypt SAE	2.9	Banks	Egypt
Turkiye Garanti Bankasi AS	2.6	Banks	Turkey
Wal-Mart de Mexico SAB de CV	2.5	Food & Staples Retailing	Mexico
Akbank TAS	2.3	Banks	Turkey
Amorepacific Corp.	2.3	Household & Personal Products	South Korea
Hanjaya Mandala Sampoerna Tbk PT	2.1	Food, Beverage & Tobacco	Indonesia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS N-11 EQUITY FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on February 28, 2011 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Next 11 ex Iran GDP Weighted Index (Net, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

N-11 Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment from February 28, 2011 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Since Inception
Class A (Commenced February 28, 2011)
Excluding sales charges	-17.68%	-1.51%
Including sales charges	-22.18%	-2.69%

Class C (Commenced February 28, 2011)
Excluding contingent deferred sales charges	-18.29%	-2.26%
Including contingent deferred sales charges	-19.11%	-2.26%

Institutional (Commenced February 28, 2011)	-17.34%	-1.12%

Class IR (Commenced February 28, 2011)	-17.45%	-1.27%

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 94.5%
China – 24.6%
10,874	Alibaba Group Holding Ltd. ADR (Software & Services)*	$911,567
837,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	2,341,364
210,000	Bloomage Biotechnology Corp. Ltd. (Materials)	381,459
829,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	1,144,176
249,500	China Merchants Bank Co. Ltd. Class H (Banks)	651,424
2,046,000	China Petroleum & Chemical Corp. Class H (Energy)	1,474,847
10,604	Ctrip.com International Ltd. ADR (Retailing)*	985,854
202,500	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	245,909
1,875,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	1,189,726
15,062	JD.com, Inc. ADR (Retailing)*	416,012
423,220	PICC Property & Casualty Co. Ltd. Class H (Insurance)	960,316
366,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	2,057,256
19,775	Qunar Cayman Islands Ltd. ADR (Retailing)*	959,879
1,346,000	Shanghai Electric Group Co. Ltd. Class H (Capital Goods)	835,324
97,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	316,773
113,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	556,861
162,200	Tencent Holdings Ltd. (Software & Services)	3,057,369
82,500	Zhuzhou CSR Times Electric Co. Ltd. Class H (Capital Goods)	534,059

		19,020,175

Hong Kong – 19.1%
584,436	AIA Group Ltd. (Insurance)	3,426,742
34,000	Cheung Kong Property Holdings Ltd. (Real Estate)	237,903
304,000	China Gas Holdings Ltd. (Utilities)	483,821
159,500	China Mobile Ltd. (Telecommunication Services)	1,912,388
384,000	China Overseas Land & Investment Ltd. (Real Estate)	1,240,269
33,500	CK Hutchison Holdings Ltd. (Capital Goods)	458,732
250,000	Galaxy Entertainment Group Ltd. (Consumer Services)	853,970
57,164	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	1,495,917
425,000	IMAX China Holding, Inc. (Media)*(a)	2,357,882
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—

Common Stocks – (continued)
Hong Kong – (continued)
1,836,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$2,281,598

		14,749,222

India – 8.5%
142,188	Ashiana Housing Ltd. (Real Estate)	393,927
27,768	Atul Auto Ltd. (Automobiles & Components)	206,263
35,033	Aurobindo Pharma Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	446,864
6,000	Bajaj Finance Ltd. (Diversified Financials)	479,518
3,670	Bayer CropScience Ltd. (Materials)	195,484
15,556	Britannia Industries Ltd. (Food, Beverage & Tobacco)	767,697
7,015	Container Corp. Of India Ltd. (Transportation)	142,170
3,451	Dynamatic Technologies Ltd. (Automobiles & Components)*	120,126
860	Eicher Motors Ltd. (Capital Goods)	233,072
3,980	Gillette India Ltd. (Household & Personal Products)	295,293
2,786	Grasim Industries Ltd. GDR (Materials)	158,239
20,910	Gujarat Fluorochemicals Ltd. (Materials)	206,205
14,633	Info Edge India Ltd. (Software & Services)	168,797
12,799	MPS Ltd. (Media)	146,784
11,892	Multi Commodity Exchange of India Ltd. (Diversified Financials)	178,253
67,052	Prestige Estates Projects Ltd. (Real Estate)	210,439
16,589	SRF Ltd. (Consumer Durables & Apparel)	334,853
21,515	Strides Arcolab Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	424,727
16,928	Thermax Ltd. (Capital Goods)	220,288
118,265	VRL Logistics Ltd. (Transportation)*	734,308
45,152	Welspun India Ltd. (Consumer Durables & Apparel)	494,234

		6,557,541

Indonesia – 3.7%
192,300	Hanjaya Mandala Sampoerna Tbk PT (Food, Beverage & Tobacco)	1,291,004
476,300	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	364,539
352,200	PT Semen Indonesia (Persero) Tbk (Materials)	250,482
4,786,700	PT Telekomunikasi Indonesia (Persero) Tbk (Telecommunication Services)	939,092

		2,845,117

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Israel – 0.3%
1,516	Taro Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	$220,153

Malaysia – 2.0%
384,000	Bursa Malaysia Bhd (Diversified Financials)	757,812
423,500	Gamuda Bhd (Capital Goods)	443,445
69,840	Public Bank Bhd (Banks)	293,621

		1,494,878

Philippines – 1.5%
11,844,200	Megaworld Corp. (Real Estate)	1,184,168

Singapore – 1.7%
108,830	DBS Group Holdings Ltd. (Banks)	1,338,070

South Korea – 18.3%
3,555	Amorepacific Corp. (Household & Personal Products)	1,173,486
47,309	Byucksan Corp. (Capital Goods)	388,782
13,500	Dongbu Insurance Co. Ltd. (Insurance)	809,579
25,621	Hana Financial Group, Inc. (Banks)	623,077
1,912	Hana Tour Service, Inc. (Consumer Services)	210,649
954	Hanssem Co. Ltd. (Consumer Durables & Apparel)	194,954
13,544	Hotel Shilla Co. Ltd. (Retailing)	1,301,948
26,359	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	784,907
9,575	LG Chem Ltd. (Materials)	2,545,429
7,792	NongShim Co. Ltd. (Food, Beverage & Tobacco)	2,518,119
1,090	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	1,307,375
5,527	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	1,550,066
16,336	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	437,188
22,122	Viatron Technologies, Inc. (Semiconductors & Semiconductor Equipment)*	286,742

		14,132,301

Taiwan – 10.9%
650,000	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	750,396
304,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	432,638
39,120	Eclat Textile Co. Ltd. (Consumer Durables & Apparel)	575,375
401,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	648,145
10,000	Hermes Microvision, Inc. (Semiconductors & Semiconductor Equipment)	383,345

Common Stocks – (continued)
Taiwan – (continued)
3,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	$233,126
83,506	PChome Online, Inc. (Software & Services)	935,838
113,530	Poya International Co. Ltd. (Retailing)	1,289,634
79,752	Silergy Corp. (Semiconductors & Semiconductor Equipment)	812,659
122,277	Superalloy Industrial Co. Ltd. (Automobiles & Components)	463,701
450,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,897,575

		8,422,432

Thailand – 2.9%
159,200	Airports of Thailand PCL (Transportation)	1,330,479
645,700	CP ALL PCL (Food & Staples Retailing)	908,093

		2,238,572

United States – 1.0%
11,599	Cognizant Technology Solutions Corp. Class A (Software & Services)*	790,008

TOTAL COMMON STOCKS
(Cost $74,250,628)		$72,992,637

Units	Description	Expiration Month	Value
Participation Notes* – 4.3%
China – 3.8%
67,200	China International Travel Service Corp. Ltd. (Consumer Services)	06/18	$546,527
50,898	Kweichow Moutai Co. Ltd. (Food, Beverage & Tobacco)	12/24	1,717,414
64,768	Shanghai Jahwa United Co. Ltd. (Household & Personal Products)	07/17	353,007
58,400	Shanghai Jahwa United Co. Ltd. (Diversified Financials)	08/17	318,300

			2,935,248

India – 0.5%
22,011	Navkar Corp. Ltd. (Transportation)	04/16	55,007
31,099	Navkar Corp. Ltd. (Transportation)	09/17	77,718

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Units	Description	Expiration Month	Value
Participation Notes* – (continued)
India – (continued)
29,569	Syngene International Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	08/17	$164,712
2,069	VRL Logistics Ltd. (Transportation)	04/16	12,846
13,945	VRL Logistics Ltd. (Transportation)	04/18	86,585

			396,868

TOTAL PARTICIPATION NOTES
(Cost $3,260,919)			$3,332,116

TOTAL INVESTMENTS – 98.8%
(Cost $77,511,547)			$76,324,753

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			954,337

NET ASSETS – 100.0%			$77,279,090

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,357,882, which represents approximately 3.1% of net assets as of October 31, 2015.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 89.0%
Austria – 0.9%
43,681	DO & CO AG (Consumer Services)	$4,098,789

Brazil – 5.8%
900,941	BB Seguridade Participacoes SA (Insurance)	6,208,755
2,075,655	BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros (Diversified Financials)	6,137,276
713,738	CETIP SA — Mercados Organizados (Diversified Financials)	6,313,638
374,703	Ez Tec Empreendimentos e Participacoes SA (Consumer Durables & Apparel)	1,233,427
796,700	FPC Par Corretora de Seguros SA (Insurance)	2,229,576
771,709	Odontoprev SA (Health Care Equipment & Services)	1,976,372
153,700	Sao Martinho SA (Food, Beverage & Tobacco)	1,769,722

		25,868,766

Chile – 0.6%
40,107	Banco de Chile ADR (Banks)	2,543,987

China – 13.1%
2,003,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	5,603,048
575,000	Bloomage Biotechnology Corp. Ltd. (Materials)	1,044,472
607,000	Boer Power Holdings Ltd. (Capital Goods)	991,327
800,000	CAR, Inc. (Transportation)*	1,398,851
1,627,900	China Vanke Co. Ltd. Class H (Real Estate)	3,798,939
31,905	Ctrip.com International Ltd. ADR (Retailing)*	2,966,208
1,570,500	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	1,907,159
140,000	Hengan International Group Co. Ltd. (Household & Personal Products)	1,511,780
130,362	JD.com, Inc. ADR (Retailing)*	3,600,598
245,830	Livzon Pharmaceutical Group, Inc. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	1,268,702
1,719,760	PICC Property & Casualty Co. Ltd. Class H (Insurance)	3,902,257
747,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	4,193,098
65,962	Qunar Cayman Islands Ltd. ADR (Retailing)*	3,201,796
936,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	3,042,650
912,900	Tencent Holdings Ltd. (Software & Services)	17,207,598

China – (continued)
128,358	Vipshop Holdings Ltd. ADR (Retailing)*	$2,633,906

		58,272,389

Colombia – 0.6%
85,329	Banco de Bogota SA (Banks)	1,737,801
100,000	Grupo Aval Acciones y Valores SA ADR (Banks)	801,000

		2,538,801

Georgia – 0.6%
32,622	Bank of Georgia Holdings PLC (Banks)	1,004,392
30,207	TBC Bank JSC GDR (Banks)	249,812
175,110	TBC Bank JSC GDR (Banks)(a)	1,448,160

		2,702,364

Greece – 0.9%
466,034	Hellenic Exchanges — Athens Stock Exchange SA Holding (Diversified Financials)	2,668,165
176,730	Sarantis SA (Household & Personal Products)	1,428,407

		4,096,572

Hong Kong – 5.2%
5,094,000	China Traditional Chinese Medicine Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	3,852,589
405,000	Galaxy Entertainment Group Ltd. (Consumer Services)	1,383,431
350,680	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	9,176,895
6,916,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	8,594,515

		23,007,430

India – 9.9%
982,857	Ashiana Housing Ltd. (Real Estate)	2,722,974
130,330	Atul Auto Ltd. (Automobiles & Components)	968,102
234,361	Aurobindo Pharma Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,989,395
26,138	Bajaj Finance Ltd. (Diversified Financials)	2,088,940
20,410	Bayer CropScience Ltd. (Materials)	1,087,148
58,179	Britannia Industries Ltd. (Food, Beverage & Tobacco)	2,871,163
39,130	Container Corp. Of India Ltd. (Transportation)	793,032
18,277	Dynamatic Technologies Ltd. (Automobiles & Components)*	636,206
1,610	eClerx Services Ltd. (Software & Services)	44,908
4,052	Eicher Motors Ltd. (Capital Goods)	1,098,150

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
42,878	Gillette India Ltd. (Household & Personal Products)	$3,181,296
31,162	Grasim Industries Ltd. GDR (Materials)	1,769,941
150,015	Gujarat Fluorochemicals Ltd. (Materials)	1,479,378
103,639	Info Edge India Ltd. (Software & Services)	1,195,511
83,070	InterGlobe Aviation Ltd. (Commercial Services)*(a)	972,508
106,621	MPS Ltd. (Media)	1,222,768
108,636	Multi Commodity Exchange of India Ltd. (Diversified Financials)	1,628,380
15,259	Navkar Corp. Ltd. (Transportation)*(a)	38,133
684,355	Prestige Estates Projects Ltd. (Real Estate)	2,147,808
18,315	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	1,701,255
116,602	SRF Ltd. (Consumer Durables & Apparel)	2,353,643
148,318	Strides Arcolab Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,927,943
165,445	Thermax Ltd. (Capital Goods)	2,152,975
568,912	VRL Logistics Ltd. (Transportation)*	3,532,378
191,930	Welspun India Ltd. (Consumer Durables & Apparel)	2,100,867

		43,704,802

Indonesia – 4.2%
852,400	Hanjaya Mandala Sampoerna Tbk PT (Food, Beverage & Tobacco)	5,722,578
10,038,800	PT Bank Central Asia Tbk (Banks)	9,430,722
1,871,700	PT Semen Indonesia (Persero) Tbk (Materials)	1,331,139
22,811,200	PT Summarecon Agung Tbk (Real Estate)	2,308,847

		18,793,286

Israel – 0.5%
14,768	Taro Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	2,144,609

Jersey – 0.8%
471,281	Integrated Diagnostics Holdings PLC (Health Care Equipment & Services)*(a)	2,596,758
937,090	Petra Diamonds Ltd. (Materials)	1,077,214

		3,673,972

Malaysia – 1.5%
1,239,800	7-Eleven Malaysia Holdings Bhd (Food & Staples Retailing)	409,804

Malaysia – (continued)
3,107,000	Bursa Malaysia Bhd (Diversified Financials)	$6,131,566

		6,541,370

Mexico – 4.8%
1,383,185	Alsea SAB de CV (Consumer Services)	4,545,356
3,783,210	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	6,305,426
1,190,820	Gentera SAB de CV (Diversified Financials)	2,193,794
2,703,740	Unifin Financiera SAPI de CV SOFOM ENR (Diversified Financials)*	8,207,239

		21,251,815

Peru – 2.0%
1,925,698	BBVA Banco Continental SA (Banks)	1,823,666
45,017	Credicorp Ltd. (Banks)	5,095,024
70,093	Intercorp Financial Services, Inc. (Banks)	1,752,325

		8,671,015

Philippines – 0.5%
21,664,000	Megaworld Corp. (Real Estate)	2,165,939

Poland – 1.2%
33,766	Bank Pekao SA (Banks)	1,313,079
382,116	Warsaw Stock Exchange (Diversified Financials)	4,054,346

		5,367,425

Russia – 3.2%
235,404	Lenta Ltd. GDR (Food & Staples Retailing)*	1,767,884
40,096	Lukoil PJSC ADR (Energy)	1,456,513
5,688,277	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	8,004,515
18,237	PJSC Magnit (Food & Staples Retailing)	3,179,041

		14,407,953

Singapore – 1.6%
1,339,500	Singapore Exchange Ltd. (Diversified Financials)	7,047,624

South Africa – 4.8%
5,973,797	Alexander Forbes Group Holdings Ltd. (Diversified Financials)	3,764,110
309,806	JSE Ltd. (Diversified Financials)	2,984,463
643,807	Metair Investments Ltd. (Automobiles & Components)	1,425,555
96,482	Mr Price Group Ltd. (Retailing)	1,481,496
56,083	Naspers Ltd. Class N (Media)	8,187,809
206,312	Santam Ltd. (Insurance)	3,324,487

		21,167,920

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
South Korea – 9.5%
18,506	Amorepacific Corp. (Household & Personal Products)	$6,108,728
315,713	Byucksan Corp. (Capital Goods)	2,594,508
33,430	Hana Tour Service, Inc. (Consumer Services)	3,683,049
15,245	Hanssem Co. Ltd. (Consumer Durables & Apparel)	3,115,388
56,206	Hotel Shilla Co. Ltd. (Retailing)	5,402,928
27,203	NongShim Co. Ltd. (Food, Beverage & Tobacco)	8,791,117
95,814	Samchuly Bicycle Co. Ltd. (Consumer Durables & Apparel)	1,565,315
2,202	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	2,641,137
18,355	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	5,147,722
73,204	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,959,102
99,959	Viatron Technologies, Inc. (Semiconductors & Semiconductor Equipment)*	1,295,656

		42,304,650

Taiwan – 9.8%
1,007,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,433,114
37,000	Hermes Microvision, Inc. (Semiconductors & Semiconductor Equipment)	1,418,376
441,207	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	1,172,755
295,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,300,512
276,150	Merida Industry Co. Ltd. (Consumer Durables & Apparel)	1,614,000
313,000	momo.com, Inc. (Retailing)	1,787,832
923,012	PChome Online, Inc. (Software & Services)	10,344,044
341,370	Poya International Co. Ltd. (Retailing)	3,877,762
203,000	President Chain Store Corp. (Food & Staples Retailing)	1,347,649
286,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	2,919,355
614,383	Superalloy Industrial Co. Ltd. (Automobiles & Components)	2,329,872
3,113,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	13,120,873

		43,666,144

Thailand – 2.0%
639,000	Airports of Thailand PCL (Transportation)	$5,340,303
759,700	Kasikornbank PCL NVDR (Banks)	3,674,108

		9,014,411

Turkey – 1.5%
171,371	BIM Birlesik Magazalar AS (Food & Staples Retailing)	3,479,919
477,050	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	3,218,224

		6,698,143

United Arab Emirates – 0.6%
212,780	NMC Health PLC (Health Care Equipment & Services)	2,499,525

United States – 2.8%
124,394	Cognizant Technology Solutions Corp. Class A (Software & Services)*	8,472,475
1,308,300	Samsonite International SA (Consumer Durables & Apparel)	3,863,721

		12,336,196

Vietnam – 0.1%
50,000	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	282,367

TOTAL COMMON STOCKS
(Cost $390,035,292)		$394,868,264

Shares	Description	Rate	Value
Preferred Stocks – 0.8%
Brazil – 0.5%
412,264	Banco Bradesco SA (Banks)	0.190%	$2,245,947

Colombia – 0.3%
2,832,071	Grupo Aval Acciones y Valores SA (Banks)	4.900	1,134,001

TOTAL PREFERRED STOCKS
(Cost $6,198,013)			$3,379,948

Shares	Description	Value
Exchange Traded Funds – 6.7%
United States – 6.7%
228,055	iShares China Large-Cap ETF	$8,727,665
389,207	iShares MSCI South Korea Capped ETF	21,165,077

TOTAL EXCHANGE TRADED FUNDS
(Cost $29,616,873)		$29,892,742

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Units	Description	Expiration Month	Value
Participation Notes* – 3.2%
China – 2.5%
288,470	Jiangsu Hengrui Medicine Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	03/17	$2,391,743
218,280	Kweichow Moutai Co. Ltd. (Food, Beverage & Tobacco)	12/24	7,365,263
253,100	Midea Group Co. Ltd. (Consumer Durables & Apparel)	12/15	1,118,375

			10,875,381

India – 0.3%
91,078	Navkar Corp. Ltd. (Transportation)	04/16	227,608
126,278	Navkar Corp. Ltd. (Transportation)	09/17	315,574
127,499	Syngene International Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	08/17	710,225

			1,253,407

Vietnam – 0.4%
336,346	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	01/16	1,899,459

TOTAL PARTICIPATION NOTES
(Cost $13,531,740)			$14,028,247

TOTAL INVESTMENTS – 99.7%
(Cost $439,381,918)			$442,169,201

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			1,187,076

NET ASSETS – 100.0%			$443,356,277

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,055,559, which represents approximately 1.1% of net assets as of October 31, 2015.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depositary Receipt

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 98.2%
Bangladesh – 2.8%
358,800	GrameenPhone Ltd. (Telecommunication Services)	$1,146,278
1,138,594	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,555,604
667,920	Titas Gas Transmission & Distribution Co. Ltd. (Energy)	604,274

5,306,156

Egypt – 3.5%
832,686	Commercial International Bank Egypt SAE (Banks)	5,484,105
195,895	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	1,143,085

6,627,190

Indonesia – 13.1%
605,000	Hanjaya Mandala Sampoerna Tbk PT (Food, Beverage & Tobacco)	4,061,661
2,857,800	PT Astra International Tbk (Automobiles & Components)	1,228,507
7,781,600	PT Bank Central Asia Tbk (Banks)	7,310,247
812,100	PT Bank Mandiri (Persero) Tbk (Banks)	513,954
3,624,200	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	2,773,804
710,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	928,623
2,593,800	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	1,042,732
2,690,335	PT Jasa Marga (Persero) Tbk (Transportation)	947,380
8,367,900	PT Kalbe Farma Tbk (Pharmaceuticals, Biotechnology & Life Sciences)	871,482
1,374,600	PT Matahari Department Store Tbk (Retailing)	1,655,002
1,980,900	PT Semen Indonesia (Persero) Tbk (Materials)	1,408,801
7,475,100	PT Summarecon Agung Tbk (Real Estate)	756,596
7,601,300	PT Telekomunikasi Indonesia (Persero) Tbk (Telecommunication Services)	1,491,281

24,990,070

Jersey – 1.3%
436,498	Integrated Diagnostics Holdings PLC (Health Care Equipment & Services)*(a)	2,405,104

Mexico – 21.3%
1,209,000	Alfa SAB de CV Class A (Capital Goods)	2,518,597
734,027	Alsea SAB de CV (Consumer Services)	2,412,124
392,928	America Movil SAB de CV Class L ADR (Telecommunication Services)	6,998,048

Mexico – (continued)
296,900	Arca Continental SAB de CV (Food, Beverage & Tobacco)	$1,900,809
229,900	Banregio Grupo Financiero SAB de CV (Banks)	1,240,261
399,000	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	665,008
336,424	Cemex SAB de CV ADR (Materials)*	2,122,835
105,800	El Puerto de Liverpool SAB de CV (Retailing)	1,469,291
959,572	Fibra Uno Administracion SA de CV (REIT)	2,107,622
39,008	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	3,865,303
619,682	Gentera SAB de CV (Diversified Financials)	1,141,612
148,731	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation)	2,303,477
653,008	Grupo Mexico SAB de CVSeries B (Materials)	1,590,832
120,585	Grupo Televisa SAB ADR (Media)	3,513,847
664,085	Unifin Financiera SAPI de CV SOFOM ENR (Diversified Financials)*	2,015,839
1,837,724	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	4,848,588

40,714,093

Nigeria – 8.6%
1,134,815	Dangote Cement PLC (Materials)	929,459
41,791,328	FBN Holdings PLC (Banks)	1,065,124
31,278,334	Guaranty Trust Bank PLC (Banks)	3,612,811
617,911	Nestle Nigeria PLC (Food, Beverage & Tobacco)	2,559,334
5,800,782	Nigerian Breweries PLC (Food, Beverage & Tobacco)	3,984,727
84,414,695	United Bank for Africa PLC (Banks)	1,474,041
32,317,868	Zenith Bank PLC (Banks)	2,841,857

16,467,353

Pakistan – 4.6%
659,133	Engro Corp. Ltd. (Materials)	1,903,948
1,243,400	Habib Bank Ltd. (Banks)	2,471,126
2,007,100	Oil & Gas Development Co. Ltd. (Energy)	2,626,103
587,920	Pakistan Petroleum Ltd. (Energy)	708,867
759,900	United Bank Ltd. (Banks)	1,182,019

8,892,063

Philippines – 4.9%
105,090	Ayala Corp. (Diversified Financials)	1,748,406
3,180,700	Ayala Land, Inc. (Real Estate)	2,429,105
24,985,300	Megaworld Corp. (Real Estate)	2,497,998
451,288	Metropolitan Bank & Trust Co. (Banks)	818,613

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Philippines – (continued)
14,010	Philippine Long Distance Telephone Co. (Telecommunication Services)	$656,785
65,187	SM Investments Corp. (Capital Goods)	1,215,763

9,366,670

South Korea – 21.7%
13,348	Amorepacific Corp. (Household & Personal Products)	4,406,101
113,080	Byucksan Corp. (Capital Goods)	929,284
3,056	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	935,920
57,232	Hana Financial Group, Inc. (Banks)	1,391,824
15,289	Hana Tour Service, Inc. (Consumer Services)	1,684,419
11,385	Hanssem Co. Ltd. (Consumer Durables & Apparel)	2,326,579
18,502	Hotel Shilla Co. Ltd. (Retailing)	1,778,546
7,256	Hyundai Motor Co. (Automobiles & Components)	991,131
84,410	KB Financial Group, Inc. (Banks)	2,674,226
50,650	KT Corp. (Telecommunication Services)*	1,312,122
7,051	LG Chem Ltd. (Materials)	1,874,446
22,130	LG Electronics, Inc. (Consumer Durables & Apparel)	950,086
2,388	LG Household & Health Care Ltd. (Household & Personal Products)	1,976,006
6,430	NongShim Co. Ltd. (Food, Beverage & Tobacco)	2,077,965
8,779	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	10,529,766
11,914	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	3,341,321
9,902	Samsung Life Insurance Co. Ltd. (Insurance)	945,426
48,558	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,299,520

41,424,688

Turkey – 12.2%
1,723,200	Akbank TAS (Banks)	4,416,109
298,492	Aygaz AS (Utilities)	1,120,532
279,464	BIM Birlesik Magazalar AS (Food & Staples Retailing)	5,674,893
2,577,436	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)	2,496,834
1,888,547	Turkiye Garanti Bankasi AS (Banks)	4,890,263
3,283,498	Turkiye Sinai Kalkinma Bankasi AS (Banks)	1,732,034
433,378	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	2,923,608

23,254,273

Vietnam – 4.2%
798,946	Bank for Foreign Trade of Vietnam JSC (Banks)	$1,702,636
1,071,010	Masan Group Corp. (Food, Beverage & Tobacco)*	3,548,376
773,918	Saigon Thuong Tin Commercial JSB (Banks)*	471,236
249,592	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	1,409,530
419,728	Vingroup JSC (Real Estate)*	853,773

7,985,551

TOTAL COMMON STOCKS
(Cost $184,172,214)		$187,433,211

Units	Description	Expiration Month	Value
Participation Note* – 0.1%
Vietnam – 0.1%
33,367	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	01/16	$188,435
(Cost $153,391)

TOTAL INVESTMENTS – 98.3%
(Cost $184,325,605)			$187,621,646

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			3,178,663

NET ASSETS – 100.0%			$190,800,309

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,405,104, which represents approximately 1.3% of net assets as of October 31, 2015.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2015

	Asia Equity Fund	Emerging Markets Equity Fund		N-11 Equity Fund
Assets:
Investments, at value (cost $77,511,547, $439,381,918 and $184,325,605)	$76,324,753	$442,169,201		$187,621,646
Cash	2,166,128	11,786,332		—
Foreign currencies, at value (cost $29,907, $1,344,359 and $2,928,726 )	29,537	1,344,234		2,877,989
Receivables:
Investments sold	496,953	5,996,567		11,162,384
Dividends	33,623	307,725		270,869
Reimbursement from investment adviser	—	33,879		—
Fund shares sold	213	3,516,569		70,245
Foreign tax reclaims	—	22,460		8,070
Other assets	7,546	255		283
Total assets	79,058,753	465,177,222		202,011,486

Liabilities:
Payables:
Investments purchased	1,452,118	13,117,029		—
Foreign capital gains taxes	145,007	488,003		8,070
Management fees	118,773	401,487		228,404
Distribution and Service fees and Transfer Agency fees	9,992	95,046		48,092
Fund shares redeemed	—	7,325,475		651,446
Due to custodian	—	155,822		10,138,406
Accrued expenses	53,773	238,083		136,759
Total liabilities	1,779,663	21,820,945		11,211,177

Net Assets:
Paid-in capital	86,748,905	942,286,791		242,471,450
Undistributed (distributions in excess of) net investment income	(102,310)	355,885		750,637
Accumulated net realized loss	(8,028,855)	(501,503,813)		(55,660,764)
Net unrealized gain (loss)	(1,338,650)	2,217,414		3,238,986
NET ASSETS	$77,279,090	$443,356,277		$190,800,309
Net Assets:
Class A	$16,309,877	$64,169,422		$54,044,533
Class C	1,950,553	35,926,617		8,564,457
Institutional	58,966,776	326,068,321		115,099,237
Service	—	15,758,995		—
Class IR	51,884	1,423,508		13,092,082
Class R6	—	9,414		—
Total Net Assets	$77,279,090	$443,356,277		$190,800,309
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	804,398	4,351,940		5,836,071
Class C	103,723	2,700,799		953,297
Institutional	2,772,879	20,713,555		12,331,262
Service	—	1,103,125		—
Class IR	2,444	90,841		1,407,231
Class R6	—	598		—
Net asset value, offering and redemption price per share:(a)
Class A	$20.28	$14.75		$9.26
Class C	18.81	13.31	(b)	8.98
Institutional	21.27	15.75	(b)	9.33
Service	—	14.29		—
Class IR	21.23	15.67		9.30
Class R6	—	15.74		—

(a)	Maximum public offering price per share for Class A Shares of the Asia Equity, Emerging Markets Equity and N-11 Equity Funds is $21.46, $15.61 and $9.80, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
(b)	Net asset value may not recalculate due to rounding of fractional shares.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2015

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $138,708, $558,512 and $967,414)	$1,210,671	$6,315,578	$7,120,958

Expenses:
Management fees	802,355	4,298,099	4,397,662
Custody, accounting and administrative services	218,008	659,272	814,187
Registration fees	77,684	92,429	72,723
Professional fees	61,001	90,585	152,420
Distribution and Service fees(a)	59,179	199,751	302,423
Transfer Agency fees(a)	58,093	214,695	295,574
Printing and mailing costs	33,502	95,415	60,235
Trustee fees	23,060	23,051	23,946
Service share fees — Service Plan	—	40,691	—
Service share fees — Shareholder Administration Plan	—	40,691	—
Other	38,004	42,000	15,765
Total expenses	1,370,886	5,796,679	6,134,935
Less — expense reductions	(249,619)	(874,536)	(1,162,034)
Net expenses	1,121,267	4,922,143	4,972,901
NET INVESTMENT INCOME	89,404	1,393,435	2,148,057

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	3,210,554	2,903,780	(39,363,909)
Foreign currency transactions	(121,332)	(731,403)	(651,264)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $180,889, $1,066,772 and $179,592)	(2,343,059)	(30,494,577)	(31,244,730)
Foreign currency translation	(99,155)	(730,072)	(85,076)
Net realized and unrealized gain (loss)	647,008	(29,052,272)	(71,344,979)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$736,412	$(27,658,837)	$(69,196,922)

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class B(b)	Class C	Class A	Class B(b)	Class C	Institutional	Service	Class IR	Class R6
Asia Equity	$37,872	$129	$21,178	$28,783	$24	$4,024	$25,161	$—	$101	$—
Emerging Markets Equity	90,772	768	108,211	68,987	146	20,560	117,713	6,510	778	1	(c)
N-11 Equity	186,105	—	116,318	141,441	—	22,100	92,578	—	39,455	—

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(c)	Commenced operations on July 31, 2015.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income	$89,404	$301,304
Net realized gain (loss)	3,089,222	9,287,977
Net change in unrealized gain (loss)	(2,442,214)	(6,266,089)
Net increase (decrease) in net assets resulting from operations	736,412	3,323,192

Distributions to shareholders:
From net investment income
Class A Shares	—	(57,630)
Class C Shares	—	—
Institutional Shares	(192,643)	(337,444)
Service Shares	—	—
Class IR Shares	(134)	—
Total distributions to shareholders	(192,777)	(395,074)

From share transactions:
Proceeds from sales of shares	8,571,414	10,769,299
Proceeds received in connection with merger	—	25,146,142
Reinvestment of distributions	191,574	393,393
Cost of shares redeemed	(11,155,431)	(20,372,806)
Net increase (decrease) in net assets resulting from share transactions	(2,392,443)	15,936,028
TOTAL INCREASE (DECREASE)	(1,848,808)	18,864,146

Net assets:
Beginning of year	79,127,898	60,263,752
End of year	$77,279,090	$79,127,898
Undistributed (distributions in excess of) net investment income	$(102,310)	$187,703

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Emerging Markets Equity Fund		N-11 Equity Fund
For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014

$1,393,435	$1,805,020	$2,148,057	$1,960,855
2,172,377	14,974,134	(40,015,173)	(3,400,450)
(31,224,649)	2,279,725	(31,329,806)	11,740,042
(27,658,837)	19,058,879	(69,196,922)	10,300,447

—	(138,840)	(5,746)	(574,638)
—	—	—	(15,699)
(949,860)	(2,726,144)	(1,254,995)	(2,695,030)
—	(34,951)	—	—
(472)	(1,886)	(73,277)	(258,613)
(950,332)	(2,901,821)	(1,334,018)	(3,543,980)

185,526,680	64,399,140	59,598,379	119,952,293
103,215,861	—	—	—
866,901	2,705,592	1,139,428	3,290,941
(178,691,818)	(177,112,853)	(248,502,383)	(159,511,410)
110,917,624	(110,008,121)	(187,764,576)	(36,268,176)
82,308,455	(93,851,063)	(258,295,516)	(29,511,709)

361,047,822	454,898,885	449,095,825	478,607,534
$443,356,277	$361,047,822	$190,800,309	$449,095,825
$355,885	$922,424	$750,637	$826,912

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$20.04	$(0.03)		$0.27	$0.24	$—
2015 - C	18.73	(0.18)		0.26	0.08	—
2015 - Institutional	20.99	0.05		0.29	0.34	(0.06)
2015 - IR	20.98	0.01		0.29	0.30	(0.05)
2014 - A	19.21	—	(d)(e)	0.91	0.91	(0.08)
2014 - C	18.02	(0.13	)(e)	0.84	0.71	—
2014 - Institutional	20.13	0.12	(e)	0.90	1.02	(0.16)
2014 - IR (Commenced February 28, 2014)	20.71	0.06	(e)	0.21	0.27	—
2013 - A	17.78	0.04		1.51	1.55	(0.12)
2013 - C	16.77	(0.10)		1.43	1.33	(0.08)
2013 - Institutional	18.71	0.12		1.58	1.70	(0.28)
2012 - A	17.33	0.11		0.41	0.52	(0.07)
2012 - C	16.39	(0.03)		0.41	0.38	—
2012 - Institutional	18.24	0.19		0.43	0.62	(0.15)
2011 - A	19.14	0.12		(1.69)	(1.57)	(0.24)
2011 - C	18.12	(0.03)		(1.59)	(1.62)	(0.11)
2011 - Institutional	20.12	0.23		(1.80)	(1.57)	(0.31)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(f)	Annualized.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$20.28	1.20%	$16,310	1.69%		1.99%		(0.16)%		153%
18.81	0.43	1,951	2.44		2.76		(0.91)		153
21.27	1.60	58,967	1.29		1.61		0.21		153
21.23	1.46	52	1.44		1.75		0.06		153
20.04	4.75	13,711	1.73		2.24		0.02	(e)	169
18.73	4.00	2,114	2.48		3.00		(0.71	)(e)	169
20.99	5.15	62,951	1.32		1.87		0.59	(e)	169
20.98	1.30	51	1.43	(f)	2.06	(f)	0.41	(e)(f)	169
19.21	8.72	14,097	1.72		2.25		0.21		102
18.02	7.87	2,331	2.47		2.99		(0.56)		102
20.13	9.16	43,208	1.32		1.85		0.62		102
17.78	3.05	15,136	1.60		2.24		0.66		83
16.77	2.31	2,684	2.35		2.97		(0.18)		83
18.71	3.50	44,345	1.20		1.79		1.03		83
17.33	(8.33)	39,688	1.60		2.17		0.61		107
16.39	(9.00)	3,219	2.35		2.92		(0.18)		107
18.24	(7.94)	27,071	1.20		1.77		1.15		107

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$16.00	$0.03	$(1.28)	$(1.25)	$—
2015 - C	14.55	(0.10)	(1.14)	(1.24)	—
2015 - Institutional	17.08	0.08	(1.36)	(1.28)	(0.05)
2015 - Service	15.52	— (d)	(1.23)	(1.23)	—
2015 - IR	16.99	0.01	(1.30)	(1.29)	(0.03)
2015 - R6 (Commenced July 31, 2015)	16.72	0.01	(0.99)	(0.98)	—
2014 - A	15.20	0.03	0.83	0.86	(0.06)
2014 - C	13.87	(0.08)	0.76	0.68	—
2014 - Institutional	16.22	0.10	0.88	0.98	(0.12)
2014 - Service	14.74	0.02	0.80	0.82	(0.04)
2014 - IR	16.14	0.08	0.87	0.95	(0.10)
2013 - A	14.68	0.05	0.54	0.59	(0.07)
2013 - C	13.42	(0.06)	0.51	0.45	—
2013 - Institutional	15.65	0.13	0.58	0.71	(0.14)
2013 - Service	14.24	0.04	0.53	0.57	(0.07)
2013 - IR	15.58	0.10	0.58	0.68	(0.12)
2012 - A	14.66	0.06	(0.04)	0.02	—
2012 - C	13.51	(0.05)	(0.04)	(0.09)	—
2012 - Institutional	15.63	0.12	(0.05)	0.07	(0.05)
2012 - Service	14.24	0.05	(0.05)	— (d)	—
2012 - IR	15.59	0.12	(0.07)	0.05	(0.06)
2011 - A	16.38	0.04	(1.73)	(1.69)	(0.03)
2011 - C	15.20	(0.07)	(1.60)	(1.67)	(0.02)
2011 - Institutional	17.48	0.11	(1.84)	(1.73)	(0.12)
2011 - Service	15.95	0.02	(1.68)	(1.66)	(0.05)
2011 - IR	17.56	0.02	(1.87)	(1.85)	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$14.75	(7.81)%	$64,169	1.67%		1.91%		0.17%	118%
13.31	(8.52)	35,927	2.41		2.67		(0.68)	118
15.75	(7.49)	326,068	1.28		1.52		0.48	118
14.29	(7.93)	15,759	1.77		2.02		0.02	118
15.67	(7.62)	1,424	1.42		1.69		0.04	118
15.74	(5.86)	9	1.24	(e)	1.53	(e)	0.14 (e)	118
16.00	5.67	28,157	1.70		1.93		0.19	114
14.55	4.90	11,217	2.46		2.68		(0.55)	114
17.08	6.17	303,676	1.30		1.53		0.58	114
15.52	5.55	15,919	1.81		2.03		0.11	114
16.99	5.93	313	1.46		1.68		0.46	114
15.20	4.04	36,578	1.73		1.89		0.32	159
13.87	3.35	11,869	2.48		2.64		(0.44)	159
16.22	4.49	388,046	1.33		1.49		0.80	159
14.74	4.02	14,584	1.83		1.99		0.25	159
16.14	4.37	329	1.48		1.64		0.62	159
14.68	0.14	38,889	1.82		1.94		0.39	119
13.42	(0.66)	15,418	2.57		2.69		(0.35)	119
15.65	0.49	310,167	1.41		1.54		0.80	119
14.24	0.00	15,446	1.91		2.03		0.36	119
15.58	0.35	240	1.55		1.68		0.78	119
14.66	(10.33)	51,221	1.90		1.93		0.24	121
13.51	(11.01)	18,896	2.65		2.68		(0.49)	121
15.63	(9.98)	351,982	1.50		1.53		0.61	121
14.24	(10.43)	14,432	2.00		2.03		0.15	121
15.59	(10.21)	21	1.65		1.68		0.16	121

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$11.25	$0.04	$(2.03)	$(1.99)	$— (d)
2015 - C	10.99	(0.04)	(1.97)	(2.01)	—
2015 - Institutional	11.34	0.08	(2.04)	(1.96)	(0.05)
2015 - IR	11.30	0.06	(2.03)	(1.97)	(0.03)
2014 - A	11.03	0.02	0.26	0.28	(0.06)
2014 - C	10.81	(0.06)	0.25	0.19	(0.01)
2014 - Institutional	11.12	0.06	0.26	0.32	(0.10)
2014 - IR	11.08	0.05	0.25	0.30	(0.08)
2013 - A	10.38	0.01	0.65	0.66	(0.01)
2013 - C	10.25	(0.07)	0.63	0.56	—
2013 - Institutional	10.45	0.05	0.65	0.70	(0.03)
2013 - IR	10.42	0.03	0.65	0.68	(0.02)
2012 - A	9.57	0.01	0.80	0.81	—
2012 - C	9.52	(0.06)	0.79	0.73	—
2012 - Institutional	9.60	0.05	0.80	0.85	—
2012 - IR	9.59	0.02	0.81	0.83	—
2011 - A (Commenced February 28, 2011)	10.00	(0.03)	(0.40)	(0.43)	—
2011 - C (Commenced February 28, 2011)	10.00	(0.08)	(0.40)	(0.48)	—
2011 - Institutional (Commenced February 28, 2011)	10.00	0.02	(0.42)	(0.40)	—
2011 - IR (Commenced February 28, 2011)	10.00	(0.02)	(0.39)	(0.41)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.26	(17.68)%	$54,045	1.73%		2.07%		0.35%		48%
8.98	(18.29)	8,564	2.48		2.82		(0.41)		48
9.33	(17.34)	115,099	1.33		1.68		0.78		48
9.30	(17.45)	13,092	1.48		1.82		0.59		48
11.25	2.54	96,440	1.74		2.08		0.20		41
10.99	1.76	15,127	2.49		2.83		(0.54)		41
11.34	2.88	310,186	1.34		1.68		0.57		41
11.30	2.76	27,343	1.49		1.82		0.44		41
11.03	6.31	114,658	1.74		2.12		0.07		53
10.81	5.46	19,018	2.49		2.87		(0.66)		53
11.12	6.73	308,502	1.35		1.72		0.44		53
11.08	6.48	36,429	1.49		1.87		0.26		53
10.38	8.33	35,417	1.79		2.35		0.09		90
10.25	7.53	6,720	2.54		3.12		(0.57)		90
10.45	8.83	111,826	1.39		1.94		0.52		90
10.42	8.73	9,500	1.54		2.05		0.22		90
9.57	(4.20)	18,335	1.82	(e)	3.92	(e)	(0.40	)(e)	73
9.52	(4.70)	3,528	2.57	(e)	4.67	(e)	(1.29	)(e)	73
9.60	(4.00)	42,740	1.42	(e)	3.52	(e)	0.24	(e)	73
9.59	(4.10)	1,448	1.57	(e)	3.67	(e)	(0.28	)(e)	73

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Asia Equity	A, C, Institutional and IR	Diversified
Emerging Markets Equity	A, C, Institutional, Service, IR and R6	Diversified
N-11 Equity	A, C, Institutional and IR	Non-diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R6 Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of Asia Equity and Emerging Markets Equity Funds were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, all of the assets and liabilities of the Goldman Sachs BRIC Fund (the “Acquired Fund”) were transferred to the Goldman Sachs Emerging Markets Equity Fund (the “Survivor Fund”) as of the close of business on October 23, 2015 (the “Reorganization”). As part of the Reorganization, holders of Class A, Class C, Institutional, and Class IR shares of the Acquired Fund respectively received Class A, Class C, Institutional, and Class IR shares of the Survivor Fund, in an amount equal to the aggregate net asset value of his or her investment in the Acquired Fund. The exchange was a tax-free event to shareholders and the Survivor Fund was the accounting survivor in the reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2015:

ASIA EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$3,493,465	$72,041,280	$—
North America	790,008	—	—
Total	$4,283,473	$72,041,280	$—

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$21,167,920	$—
Asia	14,547,117	278,763,070	1,268,702
Europe	—	19,939,122	—
North America	59,617,032	3,863,721	—
South America	14,887,804	28,114,713	—
Total	$89,051,953	$351,848,546	$1,268,702

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

N-11 EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$23,094,543	$—
Asia	—	121,407,906	—
Europe	—	2,405,104	—
North America	40,714,093	—	—
Total	$40,714,093	$146,907,553	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2015, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.02	*
N-11 Equity	1.30	1.30	1.24	1.21	1.19	1.30	1.13	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAMI has agreed to waive a portion of its management fee in order to achieve net management rates as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 31, 2016, and prior to such date, GSAMI may not terminate the arrangements without the approval of the Trustees.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2015, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Asia Equity	$3,641
Emerging Markets Equity	3,325
N-11 Equity	1,831

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, and Class IR Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, Emerging Markets Equity and N-11 Equity Funds are 0.254%, 0.194% and 0.164%, respectively. Prior to February 27, 2015, the Other Expense limitation was 0.264% for the Emerging Markets Equity Fund. These Other Expense limitations will remain in place through at least July 31, 2016 and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Asia Equity	$—	$247,457	$2,162	$249,619
Emerging Markets Equity	644,714	226,470	3,352	874,536
N-11 Equity	575,075	584,811	2,148	1,162,034

G.  Line of Credit Facility — As of October 31, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of October 31, 2015, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 5% or more of total outstanding shares of the Emerging Markets Equity Fund.

As of October 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 48% of the Class IR Shares of the Asia Equity Fund and approximately 100% of the Class R6 Shares of the Emerging Markets Equity Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$119,709,029	$121,968,981
Emerging Markets Equity	433,775,460	426,557,231
N-11 Equity	159,752,521	340,701,724

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2015, was as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Distributions paid from:
Ordinary income	$192,777	$950,332	$1,334,018

The tax character of distributions paid during the fiscal year ended October 31, 2014, was as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Distributions paid from:
Ordinary income	$395,074	$2,901,821	$3,543,980

As of October 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Undistributed ordinary income — net	$—	$355,884	$753,482
Capital loss carryforwards:
Expiring 2016(1)	$—	$(12,534,998)	$—
Expiring 2017(1)	(7,699,879)	(445,745,035)	—
Perpetual short-term	—	(21,047,638)	(30,591,946)
Perpetual long-term	—	(20,030,158)	(21,830,630)
Total capital loss carryforwards	$(7,699,879)	$(499,357,829)	$(52,422,576)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(102,310)	—	—
Unrealized gains (losses) — net	(1,667,626)	71,431	(2,047)
Total accumulated losses — net	$(9,469,815)	$(498,930,514)	$(51,671,141)

(1)	Expiration occurs on October 31 of the year indicated. The Asia Equity and Emerging Markets Equity Funds utilized $3,655,745 and $3,906,029, respectively, of capital losses in the current fiscal year. The Emerging Markets Equity Fund had a capital loss carryforward of $46,894,391 which expired in the current fiscal year. The Emerging Markets Equity Fund had a capital loss carryforward of $151,677,917 which was written off in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

6. TAX INFORMATION (continued)

As of October 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Tax cost	$77,840,523	$441,527,901	$187,566,638
Gross unrealized gain	6,360,616	41,122,040	21,920,215
Gross unrealized loss	(7,876,386)	(40,480,740)	(21,865,207)
Net unrealized security gain (loss)	$(1,515,770)	$641,300	$55,008
Net unrealized loss on other investments	(151,856)	(569,869)	(57,055)
Net unrealized gain (loss)	$(1,667,626)	$71,431	$(2,047)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable over distributions, fund mergers, expired capital loss carryforwards and differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and realized foreign capital gains tax.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Asia Equity	$(176,154)	$362,794	$(186,640)
Emerging Markets Equity	41,609,895	(40,600,253)	(1,009,642)
N-11 Equity	—	890,314	(890,314)

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

7. OTHER RISKS (continued)

be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — Concentration of the investments of a Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The N-11 Equity Fund invests primarily in equity investments in the N-11 countries, and may invest up to 50% of its assets in any one N-11 country.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

7. OTHER RISKS (continued)

cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The N-11 Equity Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the N-11 Equity Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on August 12-13, 2015, the Trustees approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Goldman Sachs BRIC Fund (the “Acquired Fund”) by the Goldman Sachs Emerging Markets Equity Fund (the “Survivor Fund”). The acquisition was completed on October 23, 2015.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Acquired Fund’s Shares were transferred in exchange for the Survivor Fund’s Shares, in a tax-free exchange as follows:

Survivor/Acquired Fund	Exchanged Shares of Survivor Fund	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of October 23, 2015
Emerging Markets Equity Class A/BRIC Class A	2,662,878	$40,049,765	3,350,149
Emerging Markets Equity Class C/BRIC Class C	2,054,325	27,877,096	2,438,630
Emerging Markets Equity Institutional Class/BRIC Institutional Class	2,177,674	34,951,589	2,878,884
Emerging Markets Equity Class IR/BRIC Class IR	21,115	337,411	27,490

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

9. OTHER MATTERS (continued)

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition had been completed on November 1, 2014, the Fund’s pro forma results of operations for the year ended October 31, 2015, are as follows:

Net investment income	$2,082,386
Net gain (loss) on investments	$(1,907,766)
Net increase (decrease) in net assets resulting from operations	$174,620

Because the combined investment portfolios have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BRIC Fund that have been included in the Fund’s Statement of Operations since October 23, 2015.

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation:

Survivor/Acquired Fund	Survivor Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Survivor Fund’s Aggregate Net Assets immediately after acquisition	Acquired Fund’s Unrealized Appreciation	Acquired Fund’s Capital Loss Carryforward
Emerging Markets Equity/BRIC	$348,238,230	$103,215,861	$451,454,091	$3,267,678	$(239,713,906)

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	235,104	$5,013,336	372,532	$7,189,718
Shares issued in connection with merger	—	—	1,463	28,606
Shares converted from Class B	3,947	79,446	1,317	26,035
Reinvestment of distributions	—	—	2,986	56,823
Shares redeemed	(119,009)	(2,450,235)	(427,608)	(8,338,547)
	120,042	2,642,547	(49,310)	(1,037,365)
Class B Shares(a)
Shares sold	—	—	— (b)	6
Shares converted to Class A	(4,175)	(79,446)	(1,387)	(26,035)
Shares redeemed	(11,670)	(221,835)	(17,216)	(320,899)
	(15,845)	(301,281)	(18,603)	(346,928)
Class C Shares
Shares sold	14,511	294,885	30,077	558,916
Shares issued in connection with merger	—	—	16,455	301,777
Shares redeemed	(23,699)	(445,511)	(63,003)	(1,163,371)
	(9,188)	(150,626)	(16,471)	(302,678)
Institutional Shares
Shares sold	148,725	3,263,191	142,559	2,978,318
Shares issued in connection with merger	—	—	1,213,633	24,806,694
Reinvestment of distributions	9,275	191,440	16,939	336,570
Shares redeemed	(383,547)	(8,037,850)	(520,995)	(10,549,989)
	(225,547)	(4,583,219)	852,136	17,571,593
Class IR Shares(c)
Shares sold	—	2	1,995	42,341
Shares issued in connection with merger	—	—	443	9,065
Reinvestment of distributions	6	134	—	—
	6	136	2,438	51,406
NET INCREASE (DECREASE)	(130,532)	$(2,392,443)	770,190	$15,936,028

(a)	Class B Shares convert into Class A Shares at the close of business on November 14, 2014.
(b)	Shares are less than 1.
(c)	Class IR Shares commenced operations on February 28, 2014.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,408,550	$22,392,294	477,560	$7,381,033
Shares issued in connection with merger	2,662,878	40,049,765	—	—
Shares converted from Class B	22,303	355,064	7,144	108,897
Reinvestment of distributions	—	—	9,026	136,017
Shares redeemed	(1,501,117)	(22,992,112)	(1,140,560)	(17,611,834)
	2,592,614	39,805,011	(646,830)	(9,985,887)
Class B Shares(a)
Shares sold	—	—	549	7,536
Shares converted to Class A	(24,726)	(355,064)	(7,885)	(108,897)
Shares redeemed	(97,564)	(1,400,667)	(124,011)	(1,728,895)
	(122,290)	(1,755,731)	(131,347)	(1,830,256)
Class C Shares
Shares sold	102,126	1,490,580	123,764	1,763,211
Shares issued in connection with merger	2,054,325	27,877,096	—	—
Shares redeemed	(226,822)	(3,176,820)	(208,565)	(2,886,901)
	1,929,629	26,190,856	(84,801)	(1,123,690)
Institutional Shares
Shares sold	9,734,085	154,429,954	3,001,698	49,094,434
Shares issued in connection with merger	2,177,674	34,951,589	—	—
Reinvestment of distributions	52,352	866,429	158,000	2,532,738
Shares redeemed	(9,033,668)	(145,961,176)	(9,306,768)	(149,200,716)
	2,930,443	44,286,796	(6,147,070)	(97,573,544)
Service Shares
Shares sold	407,392	6,240,052	400,257	6,069,974
Reinvestment of distributions	—	—	2,389	34,951
Shares redeemed	(329,709)	(4,956,992)	(366,690)	(5,566,727)
	77,683	1,283,060	35,956	538,198
Class IR Shares
Shares sold	64,260	963,795	5,140	82,952
Shares issued in connection with merger	21,115	337,411	—	—
Reinvestment of distributions	29	472	118	1,886
Shares redeemed	(12,957)	(204,046)	(7,275)	(117,780)
	72,447	1,097,632	(2,017)	(32,942)
Class R6 Shares(b)
Shares sold	598	10,005	—	—
Shares redeemed	—	(5)	—	—
	598	10,000	—	—
NET INCREASE (DECREASE)	7,481,124	$110,917,624	(6,976,109)	$(110,008,121)

(a)	Class B Shares convert into Class A Shares at the close of business on November 14, 2014.
(b)	Class R6 Shares commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	N-11 Equity Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,245,917	$12,523,320	2,292,086	$25,823,261
Reinvestment of distributions	541	5,728	52,792	572,818
Shares redeemed	(3,985,792)	(40,013,042)	(4,165,612)	(46,492,946)
	(2,739,334)	(27,483,994)	(1,820,734)	(20,096,867)
Class C Shares
Shares sold	42,651	421,093	108,780	1,173,462
Reinvestment of distributions	—	—	1,484	15,699
Shares redeemed	(465,541)	(4,541,897)	(492,940)	(5,299,728)
	(422,890)	(4,120,804)	(382,676)	(4,110,567)
Institutional Shares
Shares sold	4,351,003	43,841,194	7,945,164	89,002,301
Reinvestment of distributions	99,758	1,060,423	223,827	2,443,811
Shares redeemed	(19,466,511)	(191,323,722)	(8,571,125)	(94,251,261)
	(15,015,750)	(146,422,105)	(402,134)	(2,805,149)
Class IR Shares
Shares sold	278,920	2,812,772	357,823	3,953,269
Reinvestment of distributions	6,906	73,277	23,756	258,613
Shares redeemed	(1,297,666)	(12,623,722)	(1,249,742)	(13,467,475)
	(1,011,840)	(9,737,673)	(868,163)	(9,255,593)
NET DECREASE	(19,189,814)	$(187,764,576)	(3,473,707)	$(36,268,176)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Fundamental Emerging Markets Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs N-11 Equity Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 28, 2015

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015, which represents a period of 184 days of a 365 day year. The Class R6 Example is based on the period from July 31, 2015 through October 31, 2015, which represents a period of 92 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Emerging Markets Equity Fund				N-11 Equity Fund
Share Class	Beginning Account Value 05/01/2015	Ending Account Value 10/31/2015		Expenses Paid for the 6 Months Ended 10/31/2015*	Beginning Account Value 05/01/2015	Ending Account Value 10/31/2015		Expenses Paid for the 6 Months Ended 10/31/2015*	Beginning Account Value 05/01/2015	Ending Account Value 10/31/2015		Expenses Paid for the 6 Months Ended 10/31/2015*
Class A
Actual	$1,000	$900.90		$8.10	$1,000	$865.60		$7.76	$1,000	$887.00		$8.23
Hypothetical 5% return	1,000	1,016.69	+	8.59	1,000	1,016.89	+	8.39	1,000	1,016.48	+	8.79
Class C
Actual	1,000	897.40		11.67	1,000	862.60		11.17	1,000	883.00		11.82
Hypothetical 5% return	1,000	1,012.91	+	12.38	1,000	1,013.21	+	12.08	1,000	1,012.65	+	12.63
Institutional
Actual	1,000	902.40		6.19	1,000	867.30		5.88	1,000	887.70		6.33
Hypothetical 5% return	1,000	1,018.70	+	6.56	1,000	1,018.90	+	6.36	1,000	1,018.50	+	6.77
Service
Actual	N/A	N/A		N/A	1,000	865.00		8.23	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.38	+	8.89	N/A	N/A		N/A
Class IR
Actual	1,000	901.90		6.90	1,000	866.20		6.59	1,000	887.40		7.04
Hypothetical 5% return	1,000	1,017.95	+	7.32	1,000	1,018.15	+	7.12	1,000	1,017.74	+	7.53
Class R6(a)
Actual	N/A	N/A		N/A	1,000	941.40		2.97	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.95	+	6.31	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R6
Asia Equity	1.69%	2.44%	1.29%	N/A	1.44%	N/A
Emerging Markets Equity	1.65	2.38	1.25	1.75%	1.40	1.24%
N-11 Equity	1.73	2.49	1.33	N/A	1.48	N/A

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs N-11 Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Asia Equity Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to each Fund other than the Asia Equity Fund) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Asia Equity Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Asia Equity Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the fourth quartile for the ten-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. The Trustees also observed that Emerging Markets Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2015. They noted that the N-11 Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-year period and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2015. The Trustees also recalled that certain portfolio management changes for the Asia Equity and Emerging Markets Equity Funds had been made in 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to each Fund other than the Asia Equity Fund) and to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Asia Equity Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
First $1 billion	1.00%	1.20%	1.30%
Next $1 billion	0.90	1.20	1.30
Next $3 billion	0.86	1.08	1.24
Next $3 billion	0.84	1.03	1.21
Over $8 billion	0.82	1.01	1.19

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to each Fund other than the Asia Equity Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2016.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	112	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	112	None

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	112	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	Verizon Communications Inc.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	112	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2015, the Trust consisted of 98 portfolios (91 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (two of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Goldman Sachs Trust — Fundamental Emerging Markets Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2015, the total amount of income received by the Asia Equity, Emerging Markets Equity, and N-11 Equity Funds from sources within foreign countries and possessions of the United States was $0.1128, $0.1047, and $0.0853 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Asia Equity, Emerging Markets Equity and N-11 Equity Funds were 98.26%, 96.85%, and 98.05%, respectively. The total amount of taxes paid by the Asia Equity, Emerging Markets Equity, and N-11 Equity Funds to such countries was $0.0594, $.0272, and $0.0293 per share, respectively.

For the year ended October 31, 2015, 100% of the dividends paid from net investment company taxable income by the Asia Equity, Emerging Markets Equity, and N-11 Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The BRIC Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a foreign tax credit or deduction, at their option, on a per share basis. The BRIC Fund designates $728,164, or, if different, the maximum amount allowable as foreign income taxes paid during the fiscal year ended October 23, 2015. The amount of income received by the BRIC Fund from sources within foreign countries and possessions of the United States was $3,151,410, or, if different, the maximum amount allowable.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Tax-Free Money Market Fund
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, INTERNATIONAL Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 22350-TEMPL-12/2015/EMEAR-15/16K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,662,967	$3,539,534	Financial Statement audits.

Audit-Related Fees:

• PwC	$138,000	$0	Other attest services.

Tax Fees:

• PwC	$848,676	$794,850	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $986,676 and $794,850 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 7, 2016